                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)  August 10, 1995



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)




         Delaware                   0-16102                   59-2840783
(State or Other Jurisdiction       Commission              (I.R.S. Employer
    of Incorporation or            file number              Identification
       Organization)                                            Number)


                   RR #4, Box 4452, Drums, Pennsylvania 18222
                    (Address of principal executive offices)


                                 (717) 788-6075
              (Registrant's telephone number, including area code)
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Item 5.     Other Events.
            ------------

       Between August 10 and August 24, 1995, Eastern Environmental Services, Inc. (the "Company") sold 675,000 shares of its Common Stock and warrants to purchase 525,000 shares of Common Stock to seven accredited investors.



                                   SIGNATURE
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      EASTERN ENVIRONMENTAL SERVICES, INC.


Date:  August 31, 1995     By:  /s/ William C. Skuba
                              ----------------------------------
                              William C. Skuba
                              President

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